SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only
             (as permitted by Rule 14a-6(e)(2))
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[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to
      Section 240.14a-11(c) or Section 240.14a-12

                              The Beard Company
              (Name of Registrant as Specified in its Charter)

                       _______________________________
                  (Name of Person(s) Filing Proxy Statement
                        if other than the Registrant)

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         _________________________________________________
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    and identify the filing for which the  offsetting  fee  was paid previously.
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
                                    NOTICE OF

                                 ANNUAL MEETING

                                 OF STOCKHOLDERS

                                   TO BE HELD

                                  JULY 31, 2003

                               AND PROXY STATEMENT


                                THE BEARD COMPANY

                                THE BEARD COMPANY
                           Enterprise Plaza, Suite 320
                              5600 North May Avenue
                          Oklahoma City, Oklahoma 73112

                                                                   June 20, 2003
Dear Stockholders:

     We invite you to attend the annual meeting of stockholders of The Beard Company (the "Company") which will be held in Oklahoma City on Thursday, July 31, 2003. The matters to be considered at the meeting are described in the formal notice and proxy statement on the following pages.

     After completing the business of the meeting, including the election of one director, we will discuss fiscal year 2002 activities and the current outlook for the Company. There will be a period for questions and for discussion with your directors and officers.

     If you plan to be present, please notify the Secretary of the Company so that the necessary arrangements can be made for your attendance. Regardless of whether you plan to personally attend, it is important that your shares be represented at this meeting. Please date, sign and return your proxy card in the enclosed envelope at your earliest convenience.


                           W. M. BEARD                 HERB MEE, JR.
                            Chairman                     President

                                THE BEARD COMPANY
                           Enterprise Plaza, Suite 320
                              5600 North May Avenue
                          Oklahoma City, Oklahoma 73112

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             Thursday, July 31, 2003

TO THE STOCKHOLDERS OF THE BEARD COMPANY:

     You are hereby notified that the Annual Meeting of Stockholders of The Beard Company (the "Company") will be held on July 31, 2003 at 9:00 a.m. in the Oklahoma III Room of the Hilton Inn Northwest, located at 2945 Northwest Expressway, Oklahoma City, Oklahoma 73112, for the purpose of considering and voting upon the following matters:

(1)  The election of two (2) directors of the Company for three (3) year terms.

(2) Approval of the adoption of The Beard Company 2003 Deferred Stock Compensation Plan.

(3) Ratification of the appointment of Cole & Reed, P.C. as independent auditors of the Company for fiscal year 2003.

(4) Such other business as may properly come before the meeting or any adjournment thereof.

     The transfer books will not be closed, but only stockholders of record at the close of business on June 6, 2003 will be entitled to notice of and to vote at the meeting. A complete list of the stockholders entitled to vote at the meeting shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for ten days prior to the meeting, at the offices of the Company, Enterprise Plaza, Suite 320, 5600 North May Avenue, Oklahoma City, Oklahoma 73112.

     You are cordially invited to attend the meeting. Even if you plan to attend, you are requested to date, sign and return the enclosed proxy at your earliest convenience in the enclosed envelope. You may revoke your proxy at any time prior to exercise.

                                          By Order of the Board of Directors

                                          REBECCA G WITCHER
                                          Rebecca G. Witcher
                                          Secretary

Oklahoma City, Oklahoma
Dated June 20, 2003

                                THE BEARD COMPANY
                           Enterprise Plaza, Suite 320
                              5600 North May Avenue
                          Oklahoma City, Oklahoma 73112

                                 PROXY STATEMENT

     This Proxy Statement is furnished to the stockholders of The Beard Company ("Beard" or the "Company") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Stockholders to be held July 31, 2003. It is first being mailed to stockholders on or about June 20, 2003. THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

     A person giving the enclosed proxy has the power to revoke it by giving notice to the Secretary in person, or by written notification actually received by the Secretary, or by subsequently granting a later dated proxy relating to the same shares, at any time prior to its being exercised.

     The Company will bear the cost of soliciting proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. It is possible that further solicitation of proxies will be made by telephone or oral communication with some stockholders of the Company following the original solicitation. All such further solicitations will be made by regular employees of the Company who will not be additionally compensated therefor, and the cost will be borne by the Company.

     THE COMPANY'S ANNUAL REPORT ON SECURITIES AND EXCHANGE COMMISSION FORM 10-K (THE "FORM 10-K") INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, IS INCLUDED HEREWITH.


                          VOTING SECURITIES OUTSTANDING

     As of June 6, 2003, 2,178,845 shares of common stock and 27,838 shares of preferred stock of the Company had been issued and were outstanding. Each share of common stock is entitled to one vote on all matters presented at the meeting. Each share of preferred stock (i) became convertible into Beard common stock on January 1, 2003, (ii) was convertible into 4.58945942 (127,761) shares on the record date, and (iii) is entitled to one vote for each full share of common stock into which it was convertible. Accordingly, a total of 2,306,606 votes are entitled to be cast at the meeting, and the holder of the preferred stock is entitled to cast 15.69% of such votes. Only holders of common stock and preferred stock of record at the close of business on June 6, 2003, will be entitled to vote at the meeting.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The table on the next page sets forth information, as of June 6, 2003, with respect to the beneficial ownership of shares of the Company by each person who is known to the Company to be the owner of five percent of the outstanding stock of the Company, by each director or nominee for director, by each of the executive officers named in the Compensation Table contained at page 10 hereof, and by all directors and executive officers as a group. Unless otherwise noted, the person named has sole voting and investment power over the shares reflected opposite his name.

                                                                  Options,        Total Shares
                                                                Warrants and      Beneficially
                                                                  Benefit             Owned                            Percent of
                                               Outstanding      Plan Shares         Assuming                             Shares
                                                 Shares         Exercisable        Exercise of       Percent of         Entitled
                                              Beneficially       Within 60          Column (B)       Beneficial      to Vote at the
Name                                              Owned            Days              Shares        Ownership (11)     Meeting (12)
----                                              -----            ----              ------        --------------     ------------
                                                   (A)             (B)                   (C)
                                                   ---             ---                   ---
John Hancock Financial Services,
Inc.("Hancock").............................   361,791 (1)        None            361,791 (1)         13.35%             15.69%
57th Floor
200 Clarendon Street
Boston, Massachusetts 02117

The William M. Beard and Lu Beard
1988 Charitable Unitrust ("Unitrust").......   240,779 (2)      18,000 (2)        258,779 (2)          9.55%             10.44%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112

The Beard Group 401(k) Trust
c/o InvesTrust, N.A. ("InvesTrust"),
Trustee.....................................   199,298 (3)        None            199,298 (3)          7.35%              8.64%
5101 N. Classen, Suite 620
Oklahoma City, OK 73118

W. M. Beard.................................   903,775 (4)      75,244 (4)        979,019 (4)         36.35%             39.18%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112

Lu Beard....................................   242,038 (5)      18,000 (5)        260,038 (5)          9.60%             10.49%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112

Herb Mee, Jr................................   334,356 (6)      44,823 (6)        379,179 (6)         13.99%             14.50%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112

Allan R. Hallock............................    54,711 (7)      32,346 (7)         87,057 (7)          3.21%              2.37%

Ford C. Price...............................    54,297 (8)       2,332 (8)         56,629 (8)          2.09%              2.35%

Harlon E. Martin, Jr........................    28,506 (9)       2,348 (9)         30,854 (9)          1.14%              1.24%

All directors and executive officers
     as a group (8 in number)............... 1,254,544 (10)    171,218 (10)     1,425,762 (10)        52.61%             54.39%
_______________


(1)  Includes  234,030 common shares and 27,838  preferred  shares which were  convertible into 127,761 common shares on June 6,
     2003. All shares are owned directly and are held by Hancock on behalf of itself and affiliated entities.

(2)  Includes 240,779 shares owned directly and 18,000 shares subject to presently exercisable warrants held by the Unitrust, of which Mr. Beard and his wife, Lu Beard, serve as co-trustees and share voting and investment power.

(3)  Represents shares owned by The Beard Group 401(k) Trust (the "401(k) Trust").  Shares held by the 401(k) Trust are owned by the participating employees,  each of whom has sole voting and investment power over the shares held in his or her account.
     Investrust has the sole discretion to vote shares for which it has received no directions from the  participants.  Includes
     53,899 and 127,744 shares held for the accounts of Messrs. Beard and Mee, respectively.

(4)  Includes  436,351 shares owned directly by Mr. Beard as to which he has sole voting and  investment  power;  240,779 shares owned  directly and 18,000 shares subject to presently  exercisable  warrants held by the Unitrust as described in footnote
     (2) above;  36,214  shares held by the William M. Beard  Irrevocable  Trust "A," 51,324 shares held by the William M. Beard
     Irrevocable  Trust "B," and 62,661  shares held by the William M. Beard  Irrevocable  Trust "C"  (collectively,  the "Beard
     Irrevocable  Trusts") of which Messrs.  Beard and Herb Mee, Jr. are trustees and share voting and investment  power;  5,053 shares each held by the John Mason Beard II Trust and by the Joseph G. Beard Trust as to which Mr. Beard is the trustee and has sole voting and  investment  power;  2,442  shares held by the Rebecca  Banner Beard Lilly Living Trust as to which Mr.
     Beard is a co-trustee and shares voting and investment power with his daughter; 53,899 shares held by (the 401(k) Trust for the account of Mr. Beard as to which he has sole voting and  investment  power;  and 9,999 shares held by B & M Limited,  a general  partnership  ("B&M"), of which Mr. Beard is a general partner and shares voting and investment power with Mr. Mee.
     Also  includes  9,375 shares  subject to presently  exercisable  options;  12,000 shares  subject to presently  exercisable warrants  held by the  Unitrust;  5,000 shares  subject to presently  exercisable  warrants  held by B&M; and 48,869 shares reserved in Mr. Beard's account in the Company's 2003 Deferred Stock  Compensation Plan (the "2003 DSC Plan") which will be distributed upon his death, disability,  retirement or termination or upon Plan termination. Excludes 1,259 shares owned by his wife as to which Mr. Beard disclaims beneficial ownership.

(5)  Includes 240,779 shares and 18,000 presently  exercisable warrants owned by the Unitrust, of which Mr. and Mrs. Beard serve as co-trustees and share voting and investment  power.  Also includes 1,259 shares owned directly by Mrs. Beard as to which she has sole voting and investment power.

(6)  Includes 27,392 shares owned directly by Mr. Mee as to which he has sole voting and investment power; 14,422 shares held by
     Mr. Mee and Marlene W. Mee, his wife,  as joint tenants as to which he shares  voting and  investment  power with Mrs. Mee,
     4,600 shares held by Mee  Investments,  Inc., as to which Mr. Mee has sole voting and  investment  power;  9,999 shares and
     5,000  shares  subject  to  presently  exercisable  warrants  held  by B&M as to  all of which Mr.  Mee  shares  voting and investment  power with Mr. Beard but as to which Mr. Mee has no present economic  interest;  and 127,744 shares held by the
     401(k) Trust for the account of Mr. Mee as to which he has sole voting and investment  power.  Also includes 150,199 shares held by the Beard  Irrevocable  Trusts as to which Mr. Mee is a co-trustee and shares voting and investment  power with Mr.
     Beard but as to which Mr. Mee has no pecuniary  interest and disclaims  beneficial  ownership.  Also includes 18,371 shares subject to presently exercisable options and 21,452 shares reserved in Mr. Mee's account in the 2003 DSC Plan which will be distributed upon his death,  disability,  retirement or termination or upon Plan  termination.  Excludes 33 shares owned by
     Mrs. Mee, as to which Mr. Mee disclaims beneficial ownership.

(7)  Includes  35,093 shares held directly by Mr.  Hallock as to which he has sole voting and  investment  power;  19,618 shares owned  directly  and 30,000  shares  subject  to  presently  exercisable  warrants  held by A. R.  Hallock & Co., a nominee partnership  for estate  planning  purposes as to which Mr. Hallock shares voting and investment  powers with his wife; and
     2,346 shares reserved in Mr. Hallock's  account in the 2003 DSC Plan which will be distributed upon his death,  disability, retirement or termination or upon Plan termination.

(8)  Includes 34,197 shares held directly by Mr. Price as to which he has sole voting and investment  power;  17,651 shares held by the FCP Trust as to which Mr. Price has shared voting and investment power,  2,449 shares held by an IRA for the benefit of Mr. Price as to which he has sole voting and investment  power,  and 2,332 shares reserved in Mr. Price's account in the
     2003 DSC Plan which will be distributed upon his death, disability, retirement or termination or upon Plan termination.

(9)  Includes  28,506 shares held directly by Mr. Martin as to which he has sole voting and investment  power,  and 2,348 shares reserved in Mr. Martin's account in the 2003 DSC Plan which will be distributed upon his death,  disability,  retirement or termination or upon Plan termination.

(10) Includes  917,652 shares as to which  directors and executive  officers have sole voting and  investment  power and 497,110 shares as to which they share voting and investment  power with others.  Shares reflect the applicable  ownership of Column
     (C) shares.

(11) In addition to the Company's  outstanding  common and preferred  stock,  there were 40,871 presently  exercisable  options,
     285,000  presently  outstanding  warrants,  and a total of 77,347  shares  reserved  in the  Participants'  accounts in the
     Company's 2003 DSC Plan that were deemed to be exercisable as of June 6, 2003, for a total of 2,709,667 shares deemed to be outstanding on such date. Percentages represent the percent of Column (C) Shares.

(12) Percentages represent the percent of Column (A) Shares.

                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

     The Company's Certificate of Incorporation (the "Certificate") provides for a Board of Directors of not more than nine nor less than three directors, including one director elected by the preferred stockholders, as determined from time to time by the Board. The Certificate also provides that the portion of the Board of Directors which is elected by the Beard common stockholders shall be divided into three classes as nearly equal in number as possible, with the term of office of one class expiring each year.

     At the meeting, two directors are to be elected by the common stockholders for a three-year term expiring at the date of the Annual Meeting of Stockholders in 2006. The terms of Messrs. Allan R. Hallock and Ford C. Price expire this year, and they will be the two nominees for terms expiring in 2006. The Beard preferred stockholders filled the directorship vacancy which they were entitled to fill in February 1994 by the election of Michael E. Carr, who resigned effective February 1, 2002. To date the sole remaining preferred stockholder has not elected to fill such vacancy.

     It is the intention of the persons named in the accompanying form of Proxy to vote Proxies for the election of the above-named nominees. Each nominee has served continuously as director of the Company or of its predecessors since first elected. In the event that any of the nominees should for some reason, presently unknown, fail to stand for election, the resulting vacancy would be filled at such time as the board finds a suitable candidate. The election of directors at this meeting will be by plurality vote. The directors elected at the Annual Meeting will serve for three-year terms and until their respective successors are elected and qualified, in accordance with the provisions of the Certificate and the Company's By-Laws.

     Certain information with respect to the nominees for director and three directors whose terms do not expire this year is as follows:

Nominees for Election for a Term of Three Years Expiring in 2006:
Nominee (age), year first became a Director of Beard or Beard Oil:

Allan R. Hallock (74), 1986

     Allan R. Hallock was elected a director of Beard in July 1993. He served as a director of Beard Oil from December 1986 until October 1993. Mr. Hallock is currently an independent consulting geologist. He served as Vice President and Exploration Manager of Gemini Corporation from 1970 until December 1986.

Ford C. Price (66), 1988

     Ford C. Price was elected a director of Beard in July 1993. He served as a director of Beard Oil from June 1987 until October 1993. From 1961 until 1986 Mr. Price served in various capacities with The Economy Company, a privately-held schoolbook publishing company, last serving as its Chairman of the Board and Chief Executive Officer. Mr. Price is a private investor.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ABOVE NOMINEES.

Directors to Continue in Office with Terms Expiring in 2004:

Harlon E. Martin, Jr. (55), 1997

     Harlon E. Martin, Jr. was elected a director of Beard in October 1997 to fill the directorship vacancy created by the death of W. R. Plugge. Mr. Martin has served as the principal of H. E. Martin & Company, a Houston investment banking firm, since its founding in 1990. He was a co-founder of GTM Securities Corp. in 1985 and served as a principal of such firm until 1989. H. E. Martin & Company is not a parent, subsidiary, or other affiliate of Beard.

Herb Mee, Jr. (75), 1974

     Herb Mee, Jr. has served as Beard's President since October 1989 and as its Chief Financial Officer since June 1993. He has served as President of Beard Oil Company ("Beard Oil"), the predecessor to Beard, since its incorporation, and as its Chief Financial Officer since June 1993. He has also served as a director of Beard and Beard Oil since their incorporation. Mr. Mee served as President of Woods Corporation, a New York Stock Exchange diversified holding company, from 1968 to 1972 and as its Chief Executive Officer from 1970 to 1972.

Director to Continue in Office with Term Expiring in 2005:

W. M. Beard (74), 1974

     W.M. Beard has served Beard as its Chairman of the Board and Chief Executive Officer since December 1992. He previously served as Beard's President and Chief Executive Officer from the Company's incorporation in October 1974 until January 1985. He has served Beard Oil as its Chairman of the Board and Chief Executive Officer since its incorporation. He has also served as a director of Beard and Beard Oil since their incorporation. Mr. Beard has been actively involved since 1952 in all management phases of Beard and Beard Oil from their inception, and as a partner of their predecessor company.

     There is no family relationship between any of the directors or executive officers of the Company.

Board Meetings:

     The Board of Directors met four times in 2002. All of the directors attended more than 75% of the aggregate of all meetings of the Board of Directors and committees on which they served during 2002.


Committees of the Board of Directors

     The Company has standing Audit and Compensation Committees. Mr. Price serves as chairman and Messrs. Hallock and Martin serve as members of the Audit Committee which met five times in 2002. Mr. Hallock serves as chairman and Messrs. Martin and Price serve as members of the Compensation Committee which met once in 2002.

     The principal functions and requirements of the Company's Committee are as follows:

     Audit Committee:

     o Selects the independent auditors and evaluates their qualifications, performance and independence.

     o Reviews and evaluates the integrity of the financial statements of the Company.

     o Considers and reviews the effectiveness of the Company's internal controls and independent auditors.

     o Monitors the compliance by the Company with legal and regulatory requirements.

     o Each member of the Audit Committee is independent pursuant to applicable laws and listing standards.

     o Reports on a regular basis to the Board concerning all matters under its jurisdiction.


     Compensation Committee:

     o Reviews the objectives, structure, cost and administration of the Company's major compensation and benefit policies and programs.

     o    Reviews and makes recommendations concerning remuneration arrangements
          for  senior  management,   including  the  specific   relationship  of
          corporate performance to executive compensation.

     o Reviews the Company's performance versus the CEO's compensation and establishes measures of the Company's performance upon which the CEO's compensation is based.

     o    Administers the Company's compensation, benefit and incentive plans

     The Company does not have a Nominating Committee; the Board of Directors has nominated the directors to stand for election at the annual meeting. Each of the persons nominated presently serves as a director.

Compensation of  Outside Directors

     Messrs.  Hallock,  Martin and Price  received  $8,000 each of deferred fees under the Company's Deferred Stock Compensation Plan (the "Plan") as compensation for services rendered in 2002. Under the Plan, the electing officers and directors can defer fees and compensation until termination of service or termination of the Plan, at which time the accounts will be settled by distribution of a number of shares of the Company's common stock equal to the number of Units credited under the Plan. A Unit is equal to the amount deferred divided by the fair market value of a share of common stock on the date of deferral. In 2002 the non-management directors each received $500 per month for their services, and also received the following fees for directors' meetings which they attended: annual and 1-1/2 day meetings -- $750; regular meeting -- $500; telephone meeting -- $100 to $300 depending upon length of meeting. Messrs. Hallock, Martin and Price received $2,000 each for such attendance in 2002. Messrs. Hallock, Martin and Price also receive a small year-end bonus depending upon their length of service as directors of Beard and Beard Oil. Such bonus amounted to $700 each for Messrs. Hallock and Price and $250 for Mr. Martin in 2002. All of the directors deferred their monthly fees, attendance fees and year-end bonuses pursuant to the Plan. Beard also provides life, health and accident insurance benefits for its non-management directors who are not otherwise covered and the value of these benefits is included in the above compensation amounts. Messrs. Hallock, Price and Martin received $4,478, $453 and $202, respectively, of such compensation during the year. None of the
directors  received   additional   compensation  in  2002  for  their  committee
participation. Outside directors also receive reimbursement of out-of-pocket expenses incurred in connection with attendance at meetings.


                          REPORT OF THE AUDIT COMMITTEE

     The following is the report of the Audit Committee (the "Committee") with respect to the Company's audited financial statements for the year ended December 31, 2002.

     The Committee is comprised of the three independent directors listed below and operates under a written charter adopted by the Board on June 14, 2000 and amended on May 23, 2003 (see Exhibit "B" attached). In its corporate oversight role, the Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

     The Committee held five meetings during 2002. The meetings were designed to facilitate open communication between the Committee, management and the Company's independent public accountants, Cole & Reed, P.C. ("C&R"). At such meetings the Committee reviewed and discussed with C&R and management the Company's audited consolidated financial statements and, when applicable, its unaudited interim financial statements.

     The Committee approves, in advance, all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, subject to the de minimus exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee has delegated authority to the Committee Chairman, when appropriate, to grant advance approvals of audit and permitted non-audit services, with the proviso that such decisions be presented to the full Committee at its next scheduled meeting.

     The Committee discussed with C&R the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees. C&R also provided to the Committee the written disclosures and the letter required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, and the Committee has discussed with C&R its independence from the Company.

     The Committee reviews fees paid by the Company to its independent auditor. For the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002, and the reviews of the financial statements included in the Company's Forms 10-Q for the first, second and third quarters of that year the Company paid the following fees to Cole & Reed, P.C.:


                    Financial Information Systems Design
       Audit Fees          and Implementation Fees          All Other Fees
       ----------          -----------------------          --------------

        $42,000 (A)                    $-0-                   $8,800 (B)
_______________

(A) Includes $9,000 for services rendered in 2002 and $33,000 for services rendered in 2003.

(B) Includes $2,300 for tax and other consulting services and $6,500 for audit services related to the Company's 401(k) plan.


     In fulfilling its duties for the 2002 fiscal year, the Committee has done each of the following:

     o reviewed the Company's audited financial statements for 2002 and discussed the financial statements with the Company's management;

     o discussed with C&R the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees;

     o received written disclosure from C&R about any relationships between C&R and the Company which the auditor believes may affect its independence;

     o    received  a   confirmation   letter  from  C&R  that  the  auditor  is
          independent of the Company; and

     o    discussed C&R's independence with the auditor.

     Based on the review and discussions above, the Committee recommended to the Board that the audited financial statements for 2002 be included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2002.

     All of the members of the Audit Committee are independent under the definitions of the rules as defined in Rule 4200(a)(15) of the NASD's listing standards.

     The Committee has considered the services rendered by the Company's principal accountant for the most recent fiscal year as described above and has concluded that the provision of such services is compatible with maintaining the principal accountant's independence.

By the Audit Committee:

Ford C. Price, Chairman
Allan R. Hallock
Harlon E. Martin, Jr.


                               EXECUTIVE OFFICERS

     Certain information concerning the executive officers of the Company is set forth below:

     In addition to W. M. Beard, the Company's Chairman and Chief Executive Officer, and Herb Mee, Jr., the Company's President and Chief Financial Officer, the following are considered to be executive officers of the Company:

     Marc A. Messner, age 41, has served as President and Chief Executive Officer of starpay. com, l.l.c. (and its predecessor) since April 1999. He has also served as Vice President - Corporate Development of Beard since August 1998. Mr. Messner is the inventor of starpay's proprietary payment system technology. From 1993 to 1998 he served as President of Horizontal Drilling Technologies, Inc., a company he founded in 1993 which was acquired by Beard in 1996.

     Jack A. Martine, age 54, was elected as Controller, Chief Accounting Officer and Tax Manager of Beard in October 1996. Mr. Martine served as tax manager for Beard from June 1989 until October 1993 at which time he joined Sensor Oil & Gas, Inc. in a similar capacity. Mr. Martine is a certified public accountant. Sensor Oil & Gas, Inc. is not a parent, subsidiary, or other affiliate of Beard.

     Rebecca G. Witcher, age 43, has served as Corporate Secretary of the Company and Beard Oil since October 1993, and has served as Treasurer of such companies since July 1997.

     All executive officers serve at the pleasure of the Board of Directors.

Significant Employees

     Philip R. Jamison, age 65, has served as President of Beard Technologies, Inc. since August 1994. Mr. Jamison has been associated with the coal industry since 1960, working in various positions. From 1972 to 1977 he served as Vice President Operations for International Carbon and Minerals and as President and CEO of all its coal producing subsidiaries. From 1979 to 1988 he served as CEO of four small companies which were engaged in the production and sale of coal.

     Riza E. Murteza, age 73, has served as President and Chief Executive Officer of Beard Sino-American Resources Co., Inc. since November 1998. He was appointed Senior Advisor to the United Nations Development Project for China, residing in China for one year (1996-1997), assisting large Chinese enterprises move to a market economy. Prior to that he served as General Manager and Project Manager for two large projects in Indonesia and a large project in the Soviet Union for periods totaling nine years.


Section 16(a) Beneficial Ownership Reporting Compliance.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities (collectively "reporting persons"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Reporting persons are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of Forms 3, 4 and 5 furnished to the Company and information received from each reporting person which includes written representations that no reports were required during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to its reporting persons were complied with, except as follows:
Because the Company had the erroneous understanding that grants of Stock Units under the Company's Deferred Stock Compensation Plan were to be reported on Form 5 at year-end rather than as transactions occurred, Mr. Beard inadvertently failed to file 10 reports disclosing 10 transactions, Mr. Mee inadvertently failed to file one report disclosing one transaction, and Messrs. Hallock, Martin and Price each inadvertently failed to file six reports disclosing six transactions. All of such transactions were reported on the Forms 5 for the respective individuals at year-end.

Compensation of Executive Officers

     The table below sets forth sets forth the compensation paid or accrued during each of the last three fiscal years by the Company and its subsidiaries to the Company's Chief Executive Officer and each of the Company's other most highly compensated executive officers (hereafter referred to as the named executive officers), whose aggregate salary and bonus exceeded $100,000, for any of the fiscal years ended December 31, 2002, 2001 and 2000:

                           SUMMARY COMPENSATION TABLE
                                                                      Long Term
                                                                    Compensation
                                                          ----------------------------------
                    Annual Compensation                          Awards          Payouts
  ---------------------------------------------------------     --------        ---------
                                                               Securities
                                                               Underlying                        All Other
       Name and                                                 Options/           LTIP           Compen-
      Principal               Salary (A)       Bonus (B)          SAR's           Payouts       sation (C)
       Position        Year       ($)            ($)              (#)               ($)             ($)
       --------        ----       ---            ---              ---               ---             ---
 W. M. Beard           2002      44,275(D)     -0-(D)             -0-            90,175(D)       1,788(D)(F)
 Chairman & CEO        2001      66,000(D)     -0-(D)             -0-            68,400(D)       3,300(D)
                       2000     118,250(D)     -0-(D)             -0-            16,100(D)       5,913(D)
 Herb Mee, Jr.         2002     132,000        -0-(E)             -0-            1,450(E)        3,505(F)
 President & CFO       2001     132,000        -0-(E)             -0-            1,400(E)        6,670(E)
                       2000     132,000        -0-(E)             -0-            1,350(E)        6,600(E)
_______________

(A)  Amounts shown include cash compensation  earned and received by the named executive  officers as well as amounts  earned but  deferred  pursuant  to the  Company's  401(k)  Plan at the  election of those officers.  Amounts shown  exclude cash  compensation  earned but deferred  pursuant to the  Company's
     Deferred Stock Compensation Plan (the "DSC Plan").

(B)  Bonus for length of service with Beard or Beard Oil.

(C)  Consists of the Company's contribution to the Company's 401(k) Plan.

(D)  In 2002 Mr. Beard deferred 50% ($35,750) of his salary during the first 6-1/2 months of the year, 85%
     ($51,975)  of his salary  during the last 5-1/2  months of the year and all ($2,450) of his length of service  bonus for the year;  in 2001 Mr.  Beard  deferred  one-half  ($66,000) of his salary and all
     ($2,400) of his length of service bonus for the year; and in 2000 he deferred  one-half  ($13,750) of his salary for 2-1/2 months and all ($2,350) of his length of service  bonus for the year pursuant to the DSC Plan.

(E)  In 2002 Mr. Mee deferred all  ($1,450) of his length of service  bonus for the year;  in 2001 Mr. Mee deferred  all  ($1,400)  of his length of service  bonus for the year;  and in 2000 he  deferred  all
     ($1,350) of his length of service bonus for the year pursuant to the DSC Plan.

(F)  Beginning July 16, 2002, the Company  suspended its 100% matching  contribution (up to a cap of 5% of gross salary) under its 401(k) Plan.  Although there is no firm  commitment to do so, the Company has indicated its intention to reinstate the match when future conditions permit.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

     The following table provides information, with respect to the named executive officers, concerning the exercise of options during the Company's last fiscal year and unexercised options held as of the end of the last fiscal year:

                                                                   Number of
                                                                   Securities            Value of
                                                                   Underlying           Unexercised
                                                                  Unexercised          In-the-Money
                                                                   Options at           Options at
                                                                   FY-End (#)           FY-End ($)
                        Shares Acquired          Value            Exercisable/         Exercisable/
        Name            on Exercise (#)       Realized ($)       Unexercisable         Unexercisable
        ----            ---------------       ------------       -------------         -------------
W. M. Beard                   -0-                $ -0-              9,375/-0-            $-0-/-0-
Herb Mee, Jr.                 -0-                $ -0-             18,371/-0-            $-0-/-0-


                           RELATED PARTY TRANSACTIONS

     Unitrust Credit Lines. In April 2000, William M. Beard and Lu Beard, as trustees of the William M. Beard and Lu Beard 1988 Charitable Unitrust (the "Trustees") provided a $1,000,000 revolving line of credit to the Company. The original loan by the Trustees provided for a term of 15 months, 10% interest and was subject to the terms of a promissory note and a letter loan agreement of corresponding dates. The line of credit was increased to $1,500,000 in October 2000, and the maturity was extended to April 1, 2002. The credit line was increased to $1,750,000 in March 2001, to $2,000,000 in June 2001, to $2,250,000
in September 2001, to $2,500,000 in January 2002 and to $3,000,000 in October 2002. The interest rate remains at 10% and the loan now matures on January 3, 2005. As of December 31, 2002, the line of credit had been fully utilized. In November 2002, the Unitrust provided a supplemental $150,000 revolving line of credit maturing on October 31, 2003. As of May 31, 2003, $120,000 of the supplemental line of credit had been utilized. The supplemental line is also at 10% interest and is subject to the terms of a promissory note and a supplemental letter loan agreement of corresponding date. In May 2002, the Unitrust also purchased $120,000 of 10% Subordinated Notes due September 30, 2003 in connection with a private placement of notes and warrants by the Company.

     Borrowings from Other Related Entities. Three affiliates of the Company's Chairman loaned $100,000 to the Company in 2001, also at 10% interest, under notes maturing on April 1, 2003. These loans were paid in full in April 2002. One of these affiliates purchased a $50,000 10% subordinated note in connection with the private placement of notes and warrants by the Company in February 2003.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") of the Board of Directors (the "Board") establishes the general compensation policies of the Company. The Committee meets once each year to establish specific compensation levels for the chairman/chief executive officer ("CEO") and the president/chief financial officer ("CFO") and to review the executive officers' compensation generally. (The compensation for executive officers other than the CEO and CFO is actually determined by the CEO and CFO).

     The Committee's goal in setting executive compensation is to motivate, reward and retain management talent who support the Company's goals of increasing shareholder value. This goal is to provide competitive levels of compensation that relate to the Company's long-term performance goals and objectives, reward outstanding corporate performance and recognize individual initiative and achievement. The Committee endeavors to achieve these objectives through a combination of base salary, cash bonuses and stock options.

     The Committee believes that the total compensation of its CEO, CFO and other executive officers should be tied to the Company's success in achieving long-term growth in earnings, cash flow and stock price per share. The Committee also believes that the total cash compensation of such officers should, to the extent possible, be similar to the total cash compensation of similarly situated executives of peer group public companies. To date neither the Company nor the Committee has been able to establish a peer group which they feel is comparable enough in size, financial structure and diversity of operations to establish a valid comparison.

     No executive officer's compensation for 2002 exceeded the $1 million deduction limit under Section 162(m) of the Internal Revenue Code, as amended, and the same result is anticipated for 2003. The Committee does not anticipate that any executive officer's compensation would approach the threshold level in the foreseeable future.

     Base Salaries. No salary increases have been granted to the Company's top two executive officers since September of 1990. Because of the poor financial results in 2000, 2001 and 2002, no changes in base salary are currently under consideration for any of the executive officers. Because of the Company's deteriorating cash position, (i) the Chairman elected to defer one-half of his salary effective October 16, 2000 and increased such deferral to 85% effective July 16, 2002 and (ii) the President elected to defer 40% of his salary effective February 1, 2003.

     Cash Bonuses. All employees and directors of the Company receive a small year-end bonus depending upon their length of service as employees of Beard or Beard Oil. Because of the overall financial results, no other cash bonuses have been paid to executive officers during the last three fiscal years. The Chairman, the President and all of the directors elected to defer all of their year-end bonuses for calendar years 2000, 2001 and 2002.

     Beard Group 401(k) Plan. One of the Company's principal benefits has been its 401(k) Plan, which included a 100% match (up to a cap of 5% of gross salary) in order to encourage participation. Due to the Company's deteriorating cash position the Company on July 8, 2002 notified all Participants that it was suspending the 100% match effective July 16, 2002 until further notice. One of the investment options available under the Company's 401(k) Plan is the option for each participant to invest all or part of his investment account in Company common stock ("The Beard Company Stock Fund Investment Option"). The Committee feels that this option is important because it enables key management members to increase their ownership in the Company, further aligning their interests with those of the shareholders.

     Stock Options. The Committee desires to reward long-term strategic management practices and enhancement of shareholder value through the award of stock options. The Committee believes that stock options encourage increased performance by the Company's key employees by providing incentive to employees to elevate the long-term value of the Company's common stock, thus aligning the interests of the Company's employees with the interests of its shareholders. Additionally, stock options build stock ownership and provide employees with a long-term focus. However, because of their conviction that management should not reap the benefit of a low option grant price until the Company's performance has achieved a recognizable turnaround, the Committee has not granted any stock options since April of 1997.

     Deferred Stock Compensation Plan. This Plan was adopted in 1995 to provide a means to promote ownership by officers and directors of a greater proprietary interest in the Company, thereby aligning such interests more closely with the interests of the shareholders. The Plan became increasingly important during 2001-2002 as a mechanism to conserve the Company's cash until the anticipated McElmo Dome Settlement has been received. Upon termination of the Plan on January 31, 2003, the 2003 DSC Plan was adopted by the Board, subject to shareholder approval, to facilitate the continuing conservation of cash.


CEO Compensation

     W. M. Beard has been Chairman and CEO of the Company and its predecessors since 1974. Mr. Beard's 2002 base salary was $132,000, and has not increased since 1990. He receives, along with all other Beard employees, a small year-end bonus based on length of service. The 1994 stock option grant of 50,000 shares to Mr. Beard reflected the Committee's desire to provide significant incentives which link long-term executive compensation to long-term growth in equity for all shareholders, as described above. The award also reflected Mr. Beard's position and level of responsibility within the Company, the Committee's qualitative analysis of his performance in managing the Company, and the importance of the role he plays in determining the Company's strategic direction. Based on the Company's profitability, the granting of any additional stock options to Mr. Beard or other key management members was not considered by the Committee in 2002. A significant portion of the Company's outstanding options were exercised in 1998, including 75% of his outstanding option by Mr. Beard. The Committee may consider the awarding of additional options to key management members, including Mr. Beard, in 2004 and subsequent years. Any such grants will depend upon the Company's profitability at such time, the outlook for its various businesses and the Committee's determination of the need to provide additional incentives to management.

By the Compensation Committee:

Allan R. Hallock, Chairman:
Harlon E. Martin, Jr.
Ford C. Price


                                STOCK PERFORMANCE

     The following performance graph compares The Beard Company's cumulative total stockholder return on its common stock against the cumulative total return of the NASDAQ Market Index and the SIC Code Index of the Bituminous Coal, Surface Mining Industry compiled by Media General Financial Services for the period from December 31, 1997 through December 31, 2002. The performance graph assumes that the value of the investment in The Beard Company stock and each index was $100 on December 31, 1997 and that any dividends were reinvested. The Beard Company has never paid dividends on its common stock.


                                        December      December      December      December      December      December
                                          1997          1998          1999          2000          2001          2002
                                      ------------- ------------- ------------- ------------- ------------- -------------
The Beard Company                        100.00         61.90         35.71          6.67         13.33          4.38
                                      ------------- ------------- ------------- ------------- ------------- -------------
Bituminous Coal, Surface
    Mining Industry Index                100.00         61.99         44.26         84.45         96.95         95.21
                                      ------------- ------------- ------------- ------------- ------------- -------------
NASDAQ Market Index                      100.00        141.04        248.76        156.35        124.64         86.94
                                      ------------- ------------- ------------- ------------- ------------- -------------

     The Industry Index chosen consists of the following companies: Arch Coal, Inc., Consol Energy, Inc., Headwaters Inc., Peabody Energy Corp., Westmoreland Coal Co. and Yanzhou Coal Mining Co.


                             APPROVAL OF ADOPTION OF
                                THE BEARD COMPANY
                      2003 DEFERRED STOCK COMPENSATION PLAN
                                (Proposal No. 2)

     On January 31, 2003, the total number of Shares that had been credited to the Participants' Stock Unit Accounts in The Beard Company Deferred Stock Compensation Plan (the "Plan") had reached the maximum number of Shares (350,000) that had been authorized for issuance under the Plan and accordingly the Plan terminated under the terms thereof. 350,000 Shares of the Company's common stock were distributed to the five Participants in the Plan. 295,053 of such Shares were issued from treasury shares and 54,947 Shares were issued from authorized but unissued shares.

     Upon the recommendation of management, the Board of Directors of the Company took action as of that same date to adopt The Beard Company 2003 Deferred Stock Compensation Plan (the "2003 Plan") and to authorize the issuance of a maximum of 150,000 Shares of the Company's common stock that may be distributed in settlement of Stock Unit Accounts under such Plan. The 2003 Plan provides that it will become effective January 31, 2003 subject to approval of the shareholders of the Company by the affirmative vote of a majority of shares of the Company present, or represented, and entitled to vote on the subject matter, at the 2003 Annual Meeting of Shareholders of the Company at which a quorum is present or by a written consent of the holders of a majority of the Company's then outstanding shares.

     The 2003 Plan is intended to advance the interests of the Company and its shareholders by providing a means to attract and retain highly-qualified persons to serve as Officers and Directors and to promote ownership by Officers and Directors of a greater proprietary interest in the Company, thereby aligning such interests more closely with the interests of shareholders of the Company.

     A copy of the 2003 Plan is attached to this Proxy Statement as Exhibit A and the description contained herein is qualified in its entirety by reference to the complete text of the 2003 Plan. Capitalized terms used below not otherwise defined herein shall have the meaning ascribed to them in the 2003 Plan.

     As of May 31, 2003, the Compensation and Fees which had been credited to the individual Participants' Stock Unit Accounts in the 2003 Plan and which will ultimately be converted into Beard common stock, totaled 77,349.977. Management believes that the number of shares available for issuance under the 2003 Plan will be sufficient to meet the Company's needs until the McElmo Dome Settlement is received. At that point the Company's Chairman and President, who are currently deferring 85% and 40% of their respective salaries in order to conserve the Company's cash, have indicated that they will cease all or most of such deferrals.

     The 2003 Plan enables Officers and Directors of the Company to defer Compensation and Fees in cash and to elect payments of such Compensation and Fees in Beard common stock. All Officers and Directors are automatically entitled to participate in the 2003 Plan. There are currently eight individuals eligible for the 2003 Plan. Directors may elect to defer a minimum of 25% of their Compensation and Fees or a greater amount in 25% increments and Officers may elect to defer a minimum of 10% of Compensation and Fees or a greater amount in 5% increments. All Compensation and/or Fees deferred under the 2003 Plan will be credited to the individual Participant's Stock Unit Account and will then be converted into Beard common stock by dividing the amount of Compensation and Fees deferred by the Fair Market Value of one Share of common stock as of the date the Compensation or Fees would have otherwise been paid. Once a person ceases to be an Officer or Director, their participation in the 2003 Plan automatically terminates. The 2003 Plan complies with the requirements of Rule 16b-3 of the Exchange Act. Following shareholder approval, a maximum of 150,000 Shares of Beard common stock may be issued under the 2003 Plan.

     The Shares received by the Participant in lieu of Compensation and Fees will be maintained in each Participant's Stock Unit Account until (i) the Participant ceases to be an Officer or Director, for any reason, or (ii) termination of the 2003 Plan upon the earlier of the following events: (a) no Shares remain available under the 2003 Plan, (b) June 30, 2013, or (c) action of the Board of Directors terminating the 2003 Plan. Upon any of these events, the Shares of common stock in each Participant's Stock Unit Account will be distributed. The Participants will not have shareholder rights with respect to these Shares until this distribution.

     The 2003 Plan may be amended or terminated without shareholder vote or consent of the Participants, unless required by Federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares are listed or quoted. If a vote is required it will be taken at the next shareholders' meeting after such amendment or modification.

     The Plan is administered by the Compensation Committee (the "Committee"), which is composed of not less than two members of the Board of Directors. No Participant shall make any determination relating solely or primarily to his or her own Shares or Stock Unit Account. The Committee makes all determinations necessary to administer the Plan, but each Participant solely has the right an authority to make an election to defer Compensation and Fees pursuant to the Plan.

     Approval of the adoption of the 2003 Plan requires the affirmative vote of a majority of the Company's outstanding common and preferred stock present in person or represented at the meeting and entitled to vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE ADOPTION OF THE BEARD COMPANY 2003 DEFERRED STOCK COMPENSATION PLAN.


           RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                (Proposal No. 3)

     On May 23, 2003 the Audit Committee appointed Cole & Reed, P.C. independent accountants to audit and report on the consolidated financial statements of the Company for 2003. Cole & Reed, P.C. audited and reported on the Company's consolidated financial statements for 2001 and 2002. Although not formally required, stockholders' ratification of such appointment is requested. To the knowledge of management, such accountants do not have any direct, or material indirect, financial interest in the Company and its subsidiaries, nor have they had any connection during the past three (3) years with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     Representatives of Cole & Reed, P.C., are expected to be present at the meeting. They will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF COLE & REED, P.C.

     In the event the appointment of Cole & Reed, P.C. should not be ratified by the stockholders, the Audit Committee will make another appointment, to be effective at the earliest feasible time.

                                  VOTE REQUIRED

     The holders of shares entitled to cast a majority of the votes, present in person or by proxy, constitute a quorum for the transaction of business at the meeting. The affirmative vote of holders of the Company's stock entitled to cast a majority of the votes represented at the annual meeting will be required for the ratification of the appointment of Cole & Reed, P.C., as independent auditors of the Company for 2003. The election of directors shall be by a plurality of the vote of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

     The office of the Company's Secretary appoints an inspector of election to tabulate all votes and to certify the results of all matters voted upon at the annual meeting. Neither the corporate law of the State of Oklahoma, the state in which the Company is incorporated, nor the Company's Certificate of Incorporation or By-Laws have any specific provisions regarding the treatment of abstentions and broker non-votes. It is the Company's policy to count abstentions or broker non-votes for purposes of determining the presence of a quorum at the meeting; to treat abstentions as votes not cast but to treat them as shares represented at the meeting for determining results on actions requiring a majority vote; and to consider neither abstentions or broker non-votes in determining results of plurality votes.

                              STOCKHOLDER PROPOSALS

     The Board of Directors anticipates that next year's annual meeting will be held during the first week of June 2004. Any proposals of stockholders intended to be presented at the 2004 Annual Meeting of Stockholders must be received by the Company not later than February 6, 2004 in order for the proposals to be included in the proxy statement and proxy card relating to such meeting. For any other proposal that a shareholder wishes to have considered at the 2004 annual meeting, the Company must receive written notice of such proposal not later than April 4, 2004. Proposals that are not received by this date will be considered untimely. In addition, proposals must comply with the Company's bylaws and the rules and regulations of the Securities and Exchange Commission. It is suggested that proponents submit their proposals by certified mail, return receipt requested. No stockholder proposals were received for inclusion in this Proxy Statement.

                                  OTHER MATTERS

     Management knows of no other matters to be brought before the Annual Meeting of Stockholders; however, if any additional matters are properly brought before the meeting, the persons named in the enclosed proxy will vote the proxies in their discretion in the manner they believe to be in the best interest of the Company.

     The accompanying form of proxy has been prepared at the direction of the Company, of which you are a stockholder, and is sent to you at the request of the Board of Directors. The proxies named herein have been designated by your Board of Directors.

     Management urges you, even if you presently plan to attend the meeting in person, to execute the enclosed proxy and mail it as indicated immediately. If a proxy is properly signed and is not revoked by the shareholder, the shares it represents will be voted according to the instructions of the shareholder; provided, however, if no specific instructions are given, the shares will be voted as recommended by the Board of Directors. A shareholder may revoke his or her proxy any time before it is voted at the meeting. A shareholder who attends the meeting and wishes to vote in person may revoke his or her proxy at the meeting. Otherwise, a shareholder must advise the secretary of the Company in writing of revocation of his or her proxy.

                               THE BEARD COMPANY
                               By Order of the Board of Directors

                               REBECCA G. WITCHER
                               Rebecca G. Witcher
                               Secretary

Oklahoma City, Oklahoma
June 20, 2003

                                                                     Exhibit "A"


                                THE BEARD COMPANY

                      2003 DEFERRED STOCK COMPENSATION PLAN


                            Adopted: January 31, 2003

                                THE BEARD COMPANY
                      2003 DEFERRED STOCK COMPENSATION PLAN
                                                                            Page
                                                                            ----

ARTICLE I     Purpose and Effective Date...................................   1

ARTICLE II    Definitions..................................................   1

ARTICLE III   Shares Available Under the Plan..............................   3

ARTICLE IV    Administration...............................................   3

ARTICLE V     Eligibility..................................................   3

ARTICLE VI    Deferral Elections In Lieu of Cash Payments..................   3

ARTICLE VII   Settlement of Stock Units....................................   4

ARTICLE VIII  Unfunded Status..............................................   5

ARTICLE IX    Designation of Beneficiary...................................   5

ARTICLE X     Adjustment Provisions........................................   5

ARTICLE XI    Compliance with Rule 16b-3...................................   6

ARTICLE XII   General Provisions...........................................   6

                                THE BEARD COMPANY
                      2003 DEFERRED STOCK COMPENSATION PLAN


                                    ARTICLE I

                           PURPOSE AND EFFECTIVE DATE

     1.1 Purpose. The Beard Company 2003 Deferred Stock Compensation Plan (the "Plan") is intended to advance the interests of the Company and its shareholders by providing a means to attract and retain highly-qualified persons to serve as Officers and Directors and to promote ownership by Officers and Directors of a greater proprietary interest in the Company, thereby aligning such interests more closely with the interests of shareholders of the Company.

     1.2 Effective Date. This Plan shall become effective January 31, 2003 subject to approval of the shareholders of the Company by the affirmative vote of a majority of shares of the Company present, or represented, and entitled to vote on the subject matter, at the 2003 Annual Meeting of Shareholders of the Company at which a quorum is present or by a written consent of the holders of a majority of the Company's then outstanding shares.

                                   ARTICLE II

                                   DEFINITIONS

     The following terms shall be defined as set forth below:

     2.1 "Board" means the Board of Directors of the Company.

     2.2 "Compensation" means all or part of the cash remuneration payable to an Officer in his or her capacity as an Officer.

     2.3 "Committee" means the Compensation Committee of the Board.

     2.4 "Company" means The Beard Company, an Oklahoma corporation, or any successor thereto.

     2.5 "Deferral Date" means the date Fees or Compensation would otherwise have been paid to the Participant.

     2.6 "Director" means any individual who is a member of the Board.

     2.7 "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

     2.8 "Fair Market Value" means the "Market Price" as defined in the Certificate of Designations for the Company's outstanding Series A Convertible Preferred Stock (the "Certificate"); provided, however, that in the event that Fair Market Value is less than the "Conversion Price" as defined in the Certificate, then the Fair Market Value shall be the average of (i) the last sale of such security on any day there are sales of such securities on the OTC Bulletin Board(R), or (ii) if there have been no sales on the OTC Bulletin Board(R) on any day, the best asked price at the end of such day, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day.

     2.9 "Fees" means all or part of any retainer and/or fees payable to a Director in his or her capacity as a Director.

     2.10 "Officer" means any person so designated by the Board.

     2.11 "Participant" means a Director or Officer who defers Fees or Compensation under Article VI of this Plan.

     2.12 "Reconciliation Events" means certain events which cause the amount of Fees or Compensation actually paid during a period to differ from the amount of Fees credited pursuant to Section 6.4, including, but not limited to, the following: an increase or decrease in Fees paid, additional meetings held, missed attendance at certain meetings, newly elected directors and Terminations of Service.

     2.13 "Secretary" means the Corporate Secretary or any Assistant Corporate Secretary of The Beard Company.

     2.14 "Shares" means shares of the common stock of The Beard Company, par value $.001333 per share, or of any successor corporation or other legal entity adopting this Plan.

     2.15 "Stock Units" means the credits to a Participant's Stock Unit Account under Article VI of this Plan, each of which represents the right to receive one Share upon settlement of the Stock Unit Account.

     2.16 "Stock Unit Account" means the bookkeeping account established by the Company pursuant to Section 6.4.

     2.17  "Termination  Date"  means the date the Plan  terminates  pursuant to
Section 12.8.

     2.18 "Termination of Service" means termination of service as a Director or Officer in any of the following circumstances:

          (a) Where the Participant voluntarily resigns or retires;

          (b) Where a Director is not re-elected (or elected in the case of an appointed Director) to the Board by the shareholders, or an Officer is not re-elected as an Officer by the Board; or

          (c) Where the Participant dies.

                                   ARTICLE III

                         SHARES AVAILABLE UNDER THE PLAN

     Subject to adjustment as provided in Article X, the maximum number of Shares that may be distributed in settlement of Stock Unit Accounts under this Plan shall not exceed 150,000. Such Shares may include authorized but unissued Shares or treasury Shares.

                                   ARTICLE IV

                                 ADMINISTRATION

     4.1 This Plan shall be administered by the Board's Compensation Committee, or such other committee or individual as may be designated by the Board. Notwithstanding the foregoing, no Director who is a Participant under this Plan shall participate in any determination relating solely or primarily to his or her own Shares, Stock Units or Stock Unit Account.

     4.2 It shall be the duty of the Committee to administer this Plan in accordance with its provisions and to make such recommendations of amendments or otherwise as it deems necessary or appropriate.

     4.3 The Committee shall have the authority to make all determinations it deems necessary or advisable for administering this Plan, subject to the limitations in Section 4.1 and other explicit provisions of this Plan.

                                    ARTICLE V

                                   ELIGIBILITY

     Each Director and Officer of the Company shall be eligible to defer Fees and Compensation under Article VI of this Plan.

                                   ARTICLE VI

                   DEFERRAL ELECTIONS IN LIEU OF CASH PAYMENTS

     6.1 General Rule. Each Director or Officer may, in lieu of receipt of Fees or Compensation, defer such Fees or Compensation in accordance with this Article VI.

     6.2 Timing of Election. Each eligible Director or Officer who wishes to defer Fees or Compensation under this Plan must make an irrevocable written election at least six (6) months prior to the beginning of the date on which the Fees or Compensation would otherwise be paid; provided, however, that with respect to any election made by a newly-elected or appointed Director or Officer ("New Participant Elections"), the Company shall hold such deferred Fees or Compensation (without interest) and credit them pursuant to Section 6.4 on or as of the date which follows by six months such deferral election. An election by a Director or an Officer previously in effect January 31, 2003 shall be deemed to be continuing and therefore applicable to Fees or Compensation to be paid in periods unless the Director or Officer revokes or changes such election by filing a new election form thirty (30) days prior to the next payment date for Fees or Compensation.

     6.3 Form of Election. An election shall be made in a manner satisfactory to the Secretary. Generally, an election shall be made by completing and filing the specified election form with the Secretary of the Company within the period described in Section 6.2. At minimum, the form shall require the Director or Officer to specify the following:

          (a) a percentage (for Directors in 25% increments, and for Officers not less than 10% and in 5% increments thereafter), not to exceed an aggregate of 100% of the Fees or Compensation to be deferred under this Plan; and

          (b) the manner of settlement in accordance with Section 7.2.

     6.4 Establishment of Stock Unit Account. The Company will establish a Stock Unit Account for each Participant. All Fees or Compensation deferred pursuant to this Article VI shall be credited to the Participant's Stock Unit Account as of the Deferral Date and converted to Stock Units as follows: The number of Stock Units shall equal the deferred Fees or Compensation divided by the Fair Market Value of a Share on the Deferral Date, with fractional units calculated to three
(3) decimal places.

     6.5 Credit of Dividend Equivalents. As of each dividend payment date with respect to Shares, each Participant shall have credited to his or her Stock Unit Account an additional number of Stock Units equal to: the per-share cash dividend payable with respect to a Share on such dividend payment date multiplied by the number of Stock Units held in the Stock Unit Account as of the close of business on the record date for such dividend divided by the Fair Market Value of a Share on such dividend payment date. If dividends are paid on Shares in a form other than cash, then such dividends shall be notionally converted to cash, if their value is readily determinable, and credited in a manner consistent with the foregoing and, if their value is not readily determinable, shall be credited "in kind" to the Participant's Stock Unit Account.

     6.6 Reconciliations. The Company shall record all Reconciliation Events and, as soon as reasonably practicable after the end of each calendar quarter or after a Termination of Service, make appropriate adjustments to each Participant's Stock Unit Account to reflect such Reconciliation Events; provided, however, the Fair Market Value used to determine such adjustments shall be the same Fair Market Value used to determine the number of Stock Units credited to such Participant's Stock Unit Account.

                                   ARTICLE VII

                            SETTLEMENT OF STOCK UNITS

     7.1 Settlement of Account. The Company will settle a Participant's Stock Unit Account in the manner described in Section 7.2 as soon as administratively feasible following the earlier of (i) notification of such Participant's Termination of Service or (ii) the Termination Date.

     7.2 Payment Options. An election filed under Article VI shall specify whether the Participant's Stock Unit Account is to be settled by delivering to the Participant (or his or her beneficiary) the number of Shares equal to the number of whole Stock Units then credited to the Participant's Stock Unit Accounts, in (a) a lump sum, or (b) substantially equal annual installments over a period not to exceed ten (10) years. If, upon lump sum distribution or final distribution of an installment, less than one whole Stock Unit is credited to a Participant's Stock Unit Account, cash will be paid in lieu of fractional shares on the date of such distribution.

     7.3 Continuation of Dividend Equivalents. If payment of Stock Units is deferred and paid in installments, the Participant's Stock Unit Account shall continue to be credited with dividend equivalents as provided in Section 6.5.

     7.4 In Kind Dividends. If any "in kind" dividends were credited to the Participant's Stock Unit Account under Section 6.5, such dividends shall be payable to the Participant in full on the date of the first distribution of Shares under Section 7.2.

                                  ARTICLE VIII

                                 UNFUNDED STATUS

     The interest of each Participant in any Fees or Compensation deferred under this Plan (and any Stock Units or Stock Unit Account relating thereto) shall be that of a general creditor of the Company. Stock Unit Accounts, and Stock Units (and, if any, "in kind" dividends) credited thereto, shall at all times be maintained by the Company as bookkeeping entries evidencing unfunded and unsecured general obligations of the Company.

                                   ARTICLE IX

                           DESIGNATION OF BENEFICIARY

     Each Participant may designate, on a form provided by the Committee, one or more beneficiaries to receive the Shares described in Section 7.2 in the event of such Participant's death. The Company may rely upon the beneficiary designation last filed with the Committee, provided that such form was executed by the Participant or his or her legal representative and filed with the Committee prior to the Participant's death.

                                    ARTICLE X

                              ADJUSTMENT PROVISIONS

     In the event any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split or reverse split, or similar corporate transaction or event affects Shares such that an adjustment is determined by the Board or Committee to be appropriate to prevent dilution or enlargement of Participants' rights under this Plan, then the Board or Committee will, in a manner that is proportionate to the change to the Shares and is otherwise equitable, adjust the number or kind of Shares to be delivered upon settlement of Stock Unit Accounts under Article VII.

                                   ARTICLE XI

                           COMPLIANCE WITH RULE 16b-3

     Subject to Section 6.2, it is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 under the Exchange Act in connection with the deferral of Fees and Compensation.

                                   ARTICLE XII

                               GENERAL PROVISIONS

     12.1 No Right to Continue as an Officer or Director. Nothing contained in this Plan will confer upon any Participant any right to continue to serve as an Officer or Director.

     12.2 No Shareholder Rights Conferred. Nothing contained in this Plan will confer upon any Participant any rights of a shareholder of the Company unless and until Shares are in fact issued or transferred to such Participant in accordance with Article VII.

     12.3 Change to the Plan. The Board may amend, alter, suspend, discontinue, extend, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Company's shareholders at the next annual meeting of shareholders having a record date after the date such action was taken if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board determines in its discretion to seek such shareholder approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any Stock Units credited to his or her Stock Unit Account.

     12.4 Consideration; Agreements. The consideration for Shares issued or delivered in lieu of payment of Fees or Compensation will be the service of the Officer or Director during the period to which the Fees or Compensation paid in the form of Shares related.

     12.5 Compliance with Laws and Obligations. The Company will not be obligated to issue or deliver Shares in connection with this Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other laws, regulations, or contractual obligations of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares delivered under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

     12.6 Limitations on Transferability. Stock Units and any other right under the Plan that may constitute a "derivative security" as generally defined in Rule 16a-1(c) under the Exchange Act will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated beneficiary in the event of a Participant's death); provided, however, that such rights may be transferred to one or more trusts or other beneficiaries during the lifetime of the Participant in connection with the Participant's estate planning, but only if and to the extent then permitted under Rule 16b-3 and consistent with the registration of the offer and sale of Shares on Form S-8 or a successor registration form of the Securities and Exchange Commission. Stock Units and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors.

     12.7 Governing Law. The validity, construction, and effect of the Plan and any agreement hereunder will be determined in accordance with the laws of the State of Oklahoma, without giving effect to principles of conflicts of laws, and applicable federal law.

     12.8 Plan Termination. Unless earlier terminated by action of the Board or Executive Committee of the Board, the Plan will remain in effect until the earlier of (i) such time as no Shares remain available for delivery under the Plan and the Company has no further rights or obligations under the Plan or (ii) June 30, 2013.

                                                                     Exhibit "B"

                                THE BEARD COMPANY
                             AUDIT COMMITTEE CHARTER
                            (As Amended May 23, 2003)

Purpose and Authority

The Audit Committee (the "Committee") is appointed by the Board of Directors. The Committee's primary purposes are to:

     o Monitor the integrity of the Company's financial reporting process and systems of internal controls.

     o Monitor the independence and performance of the Company's independent auditors.

     o Provide an avenue of communication among the independent auditors, management and the Board of Directors.

     o    Review areas of potential significant financial risk to the Company.

The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities. At all times, the Committee shall have direct access to the independent auditors as well as anyone in the Company.

Composition

     o Committee members shall meet the requirements of the Securities and Exchange Commission and any other applicable law or regulation. The Committee shall be comprised of three or more members, each of whom shall meet the "independence" requirements of applicable law or regulation and shall be free from any relationship that would interfere with the exercise of his or her independent judgment. At least one member of the Committee shall be a "financial expert" as defined by the Securities and Exchange Commission. All members of the Committee shall be able to read and understand financial statements at the time of their appointment.

          The Committee members shall by approved by the Board, and may be replaced by the Board.

Meetings

     o    The  Committee  shall  meet at  least  four  times  annually,  or more frequently as circumstances dictate. The Committee should meet periodically with management and the independent auditor in separate executive sessions and as a committee to discuss any matters that the Committee or any of these groups believes should be discussed. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of the Committee. The Committee may also act by unanimous written consent without a meeting.

Authority and Responsibilities

The Committee shall:

     o Have the sole authority and responsibility to appoint or replace the independent auditor (or to nominate the independent auditor to be proposed for shareholder approval in any proxy statement). The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

     o Approve, in advance, all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, subject to the de minimus exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee has delegated authority to the Committee Chairman, when appropriate, to grant advance approvals of audit and permitted non-audit services, provided that any such decisions shall be presented to the full Committee at its next scheduled meeting. The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding for payment of compensation to the independent advisor.

     o Make regular reports to the Board of the actions taken by the Committee. The Committee shall review and reassess the adequacy of this Charter annually and submit the Charter to the Board for approval. The Committee shall make certain that the document is included as an exhibit to the proxy statement at least every three years.

In meeting its responsibilities the Committee shall:

Financial Statement and Disclosure Matters

     o Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

     o Review and discuss with management and the independent auditor, as necessary, the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements. The Committee Chairman may represent the entire Committee for purposes of this review and shall consult with the other members of the Committee as he or she deems necessary.

     o Review and discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

     o    Review and discuss quarterly reports from the independent auditors on:

          a.   All critical accounting policies and practices to be used.

          b. All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

          c. Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

     o Discuss with management the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts.

     o Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

     o Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     o Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

     o Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor

     o Obtain and review a report from the independent auditor annually regarding: (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company.

     o    Consider and review with the external auditors:

          a.   The adequacy of the Company's internal controls.

          b. Any related significant findings and recommendations of the external auditors together with management's responses thereto.

     o Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinion of management. The Committee shall present its conclusions with respect to the independent auditor to the Board.

     o Ensure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by applicable law or listing standards

     o Meet with the independent auditor prior to the audit to discuss the planning, scope and staffing of the audit to assure completeness of coverage, elimination of redundant efforts, and the effective use of audit resources.

Compliance Oversight Responsibilities

     o Obtain reports from management and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Ethics (as implemented under applicable law listing standards), and advise the Board whether or not the Company is in compliance. Review reports and disclosures of insider and affiliated party transactions.

     o Review and approve all related party transactions between the Company and its officers and directors as required by applicable law and listing standards.

     o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     o Discuss with management and the independent auditor any correspondence with regulators or governmental agencies any published reports which raise material issues regarding the Company's financial statements or accounting policies.

     o Discuss with the Company's General Counsel any legal or regulatory matters that may have a material impact on the Company's financial statements or compliance policies.

     o Annually prepare a report to shareholders for inclusion in the Company's proxy and information statements.

Limitation on Committee's Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in compliance with generally accepted accounting principles and applicable rules and regulations. Management has the responsibility for the financial statements and disclosures. The independent auditor has the responsibility for planning and conducting the audits.

The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board of Directors.

PROXY

                                THE BEARD COMPANY
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR STOCKHOLDERS MEETING ON JULY 31, 2003

     The undersigned stockholder of The Beard Company, an Oklahoma corporation, hereby appoints W. M. Beard and Herb Mee, Jr. or either of them, with full power of substitution, as true and lawful agents and proxies to represent the undersigned and vote all shares of stock of The Beard Company owned by the undersigned in all matters coming before the 2003 Annual Meeting of Stockholders (or any adjournment thereof) of The Beard Company to be held in the Oklahoma III Room of the Hilton Inn Northwest, located at 2945 N. W. Expressway, Oklahoma City, Oklahoma 73112, on Thursday, July 31, 2003 at 9:00 a.m. local time. The Board of Directors recommends a vote "FOR" the following matters, all as more specifically set forth in the Proxy Statement:

1.   Election of Directors.  FOR the nominees listed below

     WITHHOLD AUTHORITY to vote for the nominees listed below:

     Allan R.  Hallock - three year term  expiring in 2006

     Ford C. Price - three year term expiring in 2006

2. Approval of Adoption of The Beard Company 2003 Deferred Stock Compensation Plan, a copy of which is attached to the accompanying Proxy Statement as Exhibit A.

     FOR                             AGAINST                          ABSTAIN

3. Ratification of Appointment of Cole & Reed, P.C. as independent certified public accountants for fiscal 2003.

     FOR                             AGAINST                          ABSTAIN

4. In their discretion, the Proxies are authorized to vote with respect to any other matters that may come before the Meeting or any adjournment thereof, including matters incident to its conduct.


     I/WE RESERVE THE RIGHT TO REVOKE THE PROXY AT ANY TIME BEFORE THE EXERCISE THEREOF. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE STOCKHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED "FOR" ITEMS 2 AND 3 AND "FOR" THE ELECTION OF THE DIRECTORS NOMINATED.


                        Dated____________________________________________, 2003

                        ______________________________________________________
                                                (Signature)
                        ______________________________________________________
                         (Signature if held jointly)

                    Please sign exactly as your name appears on your stock certificate indicating your official position or representative capacity, if applicable; if shares are held jointly, each owner should sign.
                    IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS PROXY BEFORE THE DATE OF THE ANNUAL MEETING IN THE ENCLOSED ENVELOPE.